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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                   13-3245741
(State of incorporation)                  (I.R.S. Employer Identification No.)

          500 West Jefferson Street
           PNC Plaza - 19th Floor
            Louisville, Kentucky                      40202-2823
  (Address of principal executive office)             (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100


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Item 9.  Regulation FD Disclosure.

See the following press release, dated July 31, 2003, announcing that Commonwealth Industries suspends common stock dividend payments:

NEWS RELEASE                       Contact:    Kim S. Knotts
                                               Director of Investor Relations
                                               (502) 588-8207

         COMMONWEALTH INDUSTRIES SUSPENDS COMMON STOCK DIVIDEND PAYMENTS


LOUISVILLE, Ky. (July 31, 2003) - Commonwealth Industries, Inc. (NASDAQ/NM:
CMIN) today announced that its Board of Directors has suspended the Company's quarterly cash dividend payments on its common stock as of the third quarter of 2003.

     "The Company has a long history of paying a cash dividend," said Mark V. Kaminski, President and CEO. "However, our Board has concluded that suspension of the dividend is the prudent course of action at this time given the challenging economic conditions and to ensure continued compliance with the Company's debt instruments regarding the payment of dividends."

     Commonwealth Industries is one of North America's leading manufacturers of aluminum sheet for distributors and the transportation, construction, and consumer durables end-use markets. The Company has direct-chill casting facilities in Kentucky and continuous casting mini-mills in Ohio and California. Commonwealth also is a leading manufacturer of innovative electrical products through its Alflex operations in California and North Carolina. For more information about the Company, visit Commonwealth's website at www.ciionline.com.

     Certain statements set forth above, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions and growth opportunities are forward-looking statements. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to materially differ from any future results or performance expressed or implied by such statements. Such factors may include, without limitation, the effect of global economic conditions, the ability to achieve the level of cost savings or productivity improvements anticipated by management, the effect (including possible increases in the cost of doing business) resulting from war or terrorist activities or political uncertainties, the ability to successfully implement new marketing and sales strategies, the impact of competitive products and pricing, product development and commercialization, availability and cost of critical raw materials, the ability to effectively hedge the cost of raw materials, capacity and supply constraints or difficulties, the success of the Company in implementing its business strategy, and other risks as detailed in the Company's various filings with the Securities and Exchange Commission.

                                      -END-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.


                                    By    /s/ Henry Del Castillo
                                          ----------------------
                                             Henry Del Castillo
                                             Vice President Finance

Date: July 31, 2003